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                                                                   EXHIBIT 10.33

                     FORM OF COMMON STOCK PURCHASE WARRANT


         This Common Stock Purchase Warrant (the "Warrant") has been issued as of October 10, 1997 (the "Effective Date") by DIGITAL TELEVISION SERVICES, INC., a Delaware corporation (unless the context otherwise requires, together with any present or future parent or subsidiary of Digital Television Services, Inc. (collectively, "Related Companies") the "Company"), to [NAME] (the "Holder") pursuant to the terms and provisions of the definition of "Preferred Stock Corporate Conversion" in the Amended and Restated Limited Liability Company Agreement of Digital Television Services, LLC dated February 10, 1997, as amended (the "LLC Agreement") by which Digital Television Services, LLC merged with and into WEP Intermediate Corp. to form the Company as of the Effective Date and pursuant to which the Holder became entitled to receive this Warrant.

         1. DEFINITIONS. Throughout this Warrant, capitalized terms not otherwise defined herein shall have the meanings indicated in the LLC Agreement.

         2. WARRANT. Subject to the terms and conditions set forth herein, the Company hereby certifies that, for value received, Holder is entitled to purchase from the Company, at $22.50 per share (the "Purchase Price"), up to, but not exceeding in the aggregate, [ # ] shares of Common Stock (the "Warrant"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         3. VESTING AND EXERCISABILITY/ EFFECT OF TERMINATION OF EMPLOYMENT.

         (a) Vesting and Exercisability. This Warrant shall be vested in the Holder for that number of shares of Common Stock as may be determined by multiplying (a) 25%, by (b) the number of full years that have passed since [ENTER DATE OF AWARD OF CLASS D UNITS] by (c) the number of shares of Common Stock specified as being subject to this Warrant in
         Section 2 above.

         (b) Effect of Termination of Employment. If the Holder (or if the Holder is not the person who originally received the award of Class D Units, then if such person) ceases to be employed by the Company for any reason (including death, disability, voluntary termination, termination of the Holder by the Company whether with or without cause, or otherwise) prior to vesting this Warrant shall be forfeited. To the extent this Warrant has become exercisable by satisfying the vesting conditions but has not been exercised before the Holder (or if the Holder is not the person who originally received the award of Class D Units, then if such person) ceases to be employed by the Company for any reason (including death, disability, voluntary termination, termination of the Holder by the Company whether with or without cause, or otherwise) the Warrant may be exercised within the Warrant Period.



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         4. WARRANT EXPIRATION. This Warrant shall expire on the date that is 10 years from the Effective Date (the period of time prior to expiration and after the Effective Date is referred to herein as the "Warrant Period").

         5. PARTIAL EXERCISE. Once vested and exercisable and until expiration, this Warrant may be exercised at any time and from time to time.

         6. PAYMENT OF PURCHASE PRICE.

                  (a) Form of Payment. The Purchase Price shall be paid in the following manner:

                           (i) in cash;

                           (ii) provided that (A) payment pursuant to this
                           Section 6(a)(ii) is made within 5 years of the Effective Date; (B) no Substitute Warrant has been received pursuant to Section 12; and (C) the Holder (or where appropriate, the person who originally received Class D Units from Digital Television Services, LLC) remains employed by the Company at the time of payment, by delivery of a nonrecourse, noninterest bearing promissory note and the shares purchased thereby shall be subject to a pledge agreement in such form as the Company shall determine;

                           (iii) subject to Section 6(b) below, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Board or a Committee thereof) equal as of the date of exercise to the Purchase Price;

                           (iv) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Warrant shares and an instruction to the broker or selling agent to pay that amount to the Company; or

                           (v) by any combination of the foregoing.

                  (b) Limitations on Payment by Delivery of Common Stock. If the Holder delivers Common Stock held by the Holder ("Old Stock") to the Company in full or partial payment of the Purchase Price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Holder and the Company, an equivalent number of Warrant Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Holder paid for the Warrant Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Warrant. Notwithstanding the foregoing, the Holder may not pay any part of the Purchase Price hereof by transferring Common Stock to the Company


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unless such Common Stock has been owned by the Holder free of any substantial risk of forfeiture for at least six months.

         7. COMPLIANCE WITH THE SECURITIES ACT; LEGEND. Warrant shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Warrant shares shall bear a legend substantially as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION) OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED. SUCH SHARES ARE ALSO SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED OCTOBER 10, 1997 AND A STOCKHOLDERS AGREEMENT DATED OCTOBER 10, 1997, A COPY OF EACH OF WHICH THE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

         8. COMPANY'S OPTION TO REPURCHASE SHARES UPON TERMINATION OF EMPLOYMENT. Pursuant to Section 4.3 of that certain Stockholders Agreement dated as of October 10, 1997 between the Company and its stockholders (the "Stockholders Agreement"), if the initial Holder's employment with the Company or any Related Company is terminated for any reason (including death, disability, voluntary termination, or termination by the Company with or without cause or otherwise), the Company followed by all 10% Stockholders shall have the option to purchase all of Holder's shares of Common Stock of the Company on the terms and conditions specified in such Section 4.3.

         9. METHOD OF EXERCISING WARRANT. Subject to the terms and conditions of this Agreement, this Warrant may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Warrant and the number of Warrant shares for which it is being exercised and shall be signed by the person or persons so exercising this Warrant. Such notice shall be accompanied by payment of the full Purchase Price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable (generally within 60 days of the Exercise
Date); provided, however, that such shares, if purchased with a noninterest bearing nonrecourse promissory note, will be held by the Company under the pledge agreement. Such certificate or certificates shall be registered in the name of the


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person or persons so exercising this Warrant (or, if this Warrant shall be exercised by the Holder and if the Holder shall so request in the notice exercising this Warrant, shall be registered in the name of the Holder and another person jointly, with right of survivorship). In the event this Warrant shall be exercised by any person or persons other than the person to whom this Warrant was originally issued, such notice shall be accompanied by proof acceptable to the Company of the right of such person or persons to exercise this Warrant.

         10. WARRANT NOT TRANSFERABLE. This Warrant is not transferable or assignable except by will or by the laws of descent and distribution. Except as set forth in the preceding sentence, during the initial Holder's lifetime, only the initial Holder can exercise this Warrant.

         11. NO OBLIGATION TO EXERCISE WARRANT. The grant and acceptance of this Warrant imposes no obligation on the Holder to exercise it.

         12. ADJUSTMENTS. The Purchase Price and the number of shares of Common Stock subject to this Warrant shall be subject to adjustment from time to time in accordance with this Section 12.

         If the Company (i) pays a dividend in shares of capital stock of the Company on the Company's outstanding Common Stock; (ii) distributes shares of capital stock of the Company to holders of Common Stock of the Company; (iii) subdivides the outstanding shares of the Company's Common Stock into a greater number of shares of the Company's Common Stock; or (iv) combines the outstanding shares of the Company's Common Stock into a smaller number of the shares of the Company's Common Stock, then the number of shares and the Purchase Price per share subject to this Warrant shall be adjusted so that the Holder of this Warrant shall be entitled to receive the number of shares that such Holder would have owned immediately following such action had the Warrant been exercised immediately prior to the action. Any adjustment made pursuant to this paragraph shall be effective on the record date in the case of a dividend or distribution, and shall become effective on the effective date of a subdivision or combination.

         If the Company is a party to any reorganization, reclassification of the Company's stock, consolidation or merger with another company, or the sale of all or substantially all the Company's assets to another company is effected in such a way that the holders of any class of the Company's capital stock are entitled to receive stock, other securities, cash or other property with respect to or in exchange for shares of the Company's stock, then in connection with such reorganization, reclassification, consolidation, merger or sale, adequate provision shall be made by which the Holder of this Warrant shall have the right to receive a substitute warrant or similar instrument exercisable under similar terms as this Warrant (a "Substitute Warrant") except that in lieu of the shares purchasable upon exercise of this Warrant such substitute instrument shall be exercisable for such shares of stock, other securities, cash or other property as would have been issuable or payable with respect to or in exchange for that number of the Company's shares equal to the number of shares of such stock immediately theretofore purchasable or receivable upon


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exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not occurred. Notwithstanding the foregoing, however, the provisions of this Warrant providing for payment of the Purchase Price in the form of a nonrecourse, noninterest bearing note need not be provided for in the Substitute Warrant.

         13. RIGHTS AS STOCKHOLDER. A Holder shall have no rights as a stockholder of the Company with respect to any shares underlying the Warrant until the day of the payment of the Purchase Price in accordance with the terms and provisions hereof. Subject to Section 12 herein, no adjustments shall be made for dividends (whether ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such payment.

         14. DEFERRAL OF ISSUANCE TO COMPLY WITH APPLICABLE LAW; NO OBLIGATION TO REGISTER SHARES. Anything in this Warrant Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of Warrant Shares, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Holder, in the judgment of the Company, to take any action in connection with the shares then to be issued, then the issuance of such shares shall be deferred until such action shall have been taken. Nothing in this Warrant Agreement shall be construed to obligate the Company at any time to file or maintain the effectiveness of a registration statement under the Securities Act, or under the securities laws of any state or other jurisdiction, or to take or cause to be taken any action that may be necessary in order to provide an exemption from the registration requirements of the Securities Act under Rule 144 or any other exemption with respect to the Warrant or the Warrant shares or otherwise for resale or other transfer by the Holder of the Warrants or Warrant shares as a result of the exercise of the Warrant.

         15. RESOLUTION OF DISPUTES. Any dispute or disagreement that arises under, as a result of or pursuant to this Warrant Agreement shall be resolved by the Board of Directors of the Company (or by a Committee thereof). Each and every such resolution, and each and every interpretation by the Committee (or by the Board) of the terms of this Warrant Agreement shall be conclusive as to all persons affected thereby.

         16. RESERVATION OF CAPITAL STOCK, ETC., ISSUABLE UPON EXERCISE OF WARRANT. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants.

         17. PRIVATE PLACEMENT. The Holder does hereby represent and warrant to the Company and to the holders of all other similar Warrants as follows:

                  (1) the Holder's acquisition of the Warrant is not, and the Holder's acquisition of Common Stock upon exercise of the Warrant will not be, in either case, with a view to

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         the distribution thereof; such Holder will have no participation in any undertaking to distribute the Warrant or such Common Stock nor any participation in the underwriting of any such undertaking;

                  (2) the Holder has had the opportunity to discuss the Company's business, management and financial affairs with the Company's executive officers and has had the opportunity to review the Company's books, records and facilities; and

                  (3) the Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company by acquiring the Warrant.

         18. LOCK-UP AGREEMENT; STOCKHOLDER'S AGREEMENT; OTHER AGREEMENTS. The Holder agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Warrant shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine if all of the Company's directors and officers who hold capital stock of the Company agree to be similarly bound. The obligations under this Section 18 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company's initial public offering; provided, however, that this
Section 18 shall cease to apply to any Warrant share sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Warrant Agreement. Holder further agrees to execute and be bound by a Stockholders' Agreement.

         19. TAX TREATMENT. This Warrant has been issued pursuant to the provisions of the definitions of "Preferred Stock Corporate Conversion" and "Common Stock Conversion Amount" provided in the LLC Agreement. Accordingly, this Warrant is received by its initial Holder in exchange for and in full satisfaction of such Holder's rights with respect to such Holder's Class D Units under the LLC Agreement. Because the initial Holder of this Warrant previously made a Section 83(b) Election with respect to the Class D Units for which this Warrant is exchanged, for federal income tax purposes the Holder of this Warrant is treated as the owner of the property consisting of the Class D Units and such Class D Units are not thereafter governed by Section 83 of the Internal Revenue Code of 1986, as amended ("Code"); provided, however, that to the extent that it is ever determined that the issuance of this Warrant is properly classified for federal tax purposes as the issuance of an option to an "employee" and not to a consultant or other non-employee ("employee" having the meaning provided in Treas. Reg. ss 1.421-7(h)), then this Warrant shall be deemed to have been issued as an incentive stock option (as defined in Section 422 of the Code) pursuant to the Digital Television Services, Inc. 1997 Stock Option Plan (the "Plan") to the greatest extent permitted by law.

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         20. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and (in the case of loss, theft or destruction) upon delivery of an unsecured indemnity agreement in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu hereof, a new Warrant Agreement of like tenor evidencing the Warrant.

         21. MISCELLANEOUS.

                  (a) Binding on Successors and Representatives. The parties understand that this Warrant Agreement shall be binding not only upon themselves, but also upon their heirs, executors, administrators, representatives, successors and assigns; and the parties agree, for themselves and their heirs, administrators, representatives, successors and assigns, to execute any instrument that may be necessary or desirable legally to effect such understanding.

                  (b) Entire Agreement. This Warrant Agreement evidences the entire agreement of the parties with respect to the Warrant and supersedes any previous agreement, whether written or oral, with respect thereto.

                  (c) Amendment. Neither this Warrant Agreement nor any of the terms and conditions herein set forth may be altered or amended orally. Any such alteration or amendment shall be effective only when reduced to writing and signed by each of the parties or their respective successors and assigns.

                  (d) Construction of Terms. Any reference herein to the singular or plural shall be construed as plural or singular whenever the context requires.

                  (e) Notices. All notices and requests under this Warrant shall be in writing and shall be deemed to have been given when personally delivered or sent prepaid certified or registered mail:

                           (i) if to the Company, to the following address:

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                               Digital Television Services, Inc.
                               880 Holcomb Bridge Road
                               Suite C-200
                               Roswell, Georgia 30076
                               Attention: Chief Financial Officer (or in the case the Holder is the Chief Financial Officer, the Chief Executive Officer)

                               or to such other address as the Company
                               shall designate by notice, in any case
                               marked to the attention of the most senior financial officer of the Company, other than the Holder, whose principal office is located at such address.

                           (ii) if to the Holder, to the Holder's address
                                appearing in the Company's records, or to such other address as the Holder shall designate by notice.

                  (f) Governing Law; Submission to Exclusive Jurisdiction. This Warrant Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. All disputes between or among any Holder, any person holding or claiming to hold any Holder's Warrant, the Company (or any Related Company), and any other person having a dispute with respect to this Warrant shall be solely and finally settled by the Board of Directors (or a Committee thereof). Each person referred to in this Section 21(f) hereby irrevocably consents to the exclusive personal jurisdiction of the courts of Georgia with respect to matters arising out of or related to the Board's or Committee's determinations made hereunder, and with respect to matters, if any, related to this Warrant not required to be determined by the Board or Committee.

                  (g) Severability. The invalidity or unenforceability of any particular provision of this Warrant Agreement shall not affect the other provisions hereof, and this Warrant Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.


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                  (h) Certain Dispositions of Common Stock. The Holder agrees to notify the Company in writing immediately after the Holder transfers any shares of Common Stock issued pursuant to the exercise of this Warrant, if such transfer occurs on or before the later of (a) the date two years after the Effective Date, or (b) the date one year after the date of transfer to the Holder of shares of Common Stock issued pursuant to the exercise of this Warrant. The Holder also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.



                                            DIGITAL TELEVISION SERVICES, INC.



                                            By: ________________________________


                                            Its:________________________________


Attest:

---------------------------------